UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
 ______________________________________________________________________

Date of Report (Date of earliest event reported): February 9, 2024

Willis Lease Finance Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15369	68-0070656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4700 Lyons Technology Parkway
Coconut Creek, FL 33073
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 349-9989

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 par value per share	WLFC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On February 9, 2024, Willis Lease Finance Corporation (“WLFC” or the “Company”) announced that on January 31, 2024, it detected unauthorized activity on portions of its information technology (IT) systems. An investigation into the nature and scope of the incident was launched with the assistance of leading third-party cybersecurity experts and the Company took steps to contain, assess and remediate the activity, including taking certain systems offline. The Company has not identified any unauthorized activity after February 2, 2024 and, as of the date of this filing, believes it has fully contained the unauthorized activity. The Company continues to operate and service customers, and has implemented workarounds for some of its processes where necessary. The Company, together with its team of cybersecurity experts, is working diligently to respond to and address the issues posed by the incident. The investigation to assess the complete nature, scope and impact of the incident, including what data has been exfiltrated or otherwise impacted, remains ongoing. Law enforcement has been notified of the incident.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are made based on WLFC’s expectations and beliefs concerning future events impacting WLFC and therefore involve several risks, assumptions and uncertainties. Words such as “will,” “anticipate,” “estimate,” “expect,” “should” and “may” and other words and terms of similar meaning or use of future dates may be used to identify forward-looking statements, however, the absence of these words or similar expressions does not mean that a statement is not forward-looking. All statements regarding the impact from the cybersecurity incident, the scope of the investigation and the Company’s plans, objectives, projections and expectations relating to WLFC’s operations or financial condition, and assumptions related thereto are forward-looking statements. Forward-looking statements are not guarantees and actual results could differ materially from those expressed or implied in the forward-looking statements. WLFC undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Potential risks and uncertainties that could cause the actual results of operations or financial condition of WLFC to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: WLFC’s ongoing assessment of the impacts of the cybersecurity incident; WLFC’s expectations regarding its ability to contain and remediate the cybersecurity incident; further delays in the time required to verify some or all of WLFC’s IT systems; the impact of the incident on WLFC’s relationships with customers, partners, suppliers and employees; WLFC’s business operations, financial condition, results of operations and reputation, and confidence in WLFC’s business; legal, reputational and financial risks resulting from the cybersecurity incident; the effectiveness of business continuity plans and cybersecurity risk management policies during the cybersecurity incident; and that any future, or still undetected, cybersecurity related incident, whether an attack, disruption, intrusion, denial of service, theft or other breach could result in unauthorized access to, or disclosure of, data, resulting in claims, costs and reputational harm that could negatively affect our actual results of operations or financial condition. More information on potential factors that could affect WLFC’s financial results is included from time to time in WLFC’s public reports filed with the SEC, including WLFC’s Annual Report on Form 10-K, and Quarterly Reports on Form 10-Q, and Forms 8-K filed or furnished with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.

Dated: February 9, 2024

WILLIS LEASE FINANCE CORPORATION

By:	/s/ Scott B. Flaherty
Scott B. Flaherty
Senior Vice President and Chief Financial Officer

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